EXHIBIT A-2


                                 FORM OF
                              SWING LINE NOTE


$__________                             New York, New York
                                        July ___, 1995


          FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a Delaware corporation (the "Company"), hereby unconditionally promises to pay on the Termination Date to the order of Chemical Bank (the "Swing Line Bank") at its offices located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of
(a)_________________ DOLLARS ($____________) and (b) the
aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Bank to the undersigned pursuant to subsection 2.4 of the Credit Agreement referred to below.

          The undersigned further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the rates per annum set forth in subsections 2.13(b) of the Credit Agreement referred to below until any such amount shall become due and payable (whether at the stated maturity, by acceleration or otherwise), and thereafter on any such overdue amount at the rate per annum set forth in subsection 2.13(c) of the Credit Agreement until paid in full (both before and after judgment). Interest shall be payable in arrears on each Interest Payment Date, commencing on the first such date to occur after the date hereof and terminating upon payment (including prepayment) in full of the unpaid principal amount hereof; provided that interest accruing on any overdue amount shall be payable on demand.

          The holder of this Swing Line Note is authorized to, and so long as it holds this Swing Line Note shall, record the date and amount of each Swing Line Loan made by the Swing Line Bank pursuant to subsection 2.4 of the Credit Agreement and the date and amount of each payment or prepayment of principal thereof on the schedule annexed hereto and constituting a part hereof, or on a continuation thereof which shall be annexed hereto and constitute a part hereof, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that failure of the Swing Line Bank to make any such recordation (or any error in such recordation) shall not affect the obligations of the Company under this Swing Line Note or under the Credit Agreement.

          This Swing Line Note is one of the Swing Line Notes referred to in the Credit Agreement, dated as of August 5, 1992, among the Company, [NAME OF BORROWER NOT PARTY TO THIS SWING LINE NOTE], the several banks and financial institutions from time to time parties thereto (the "Banks") and Chemical Bank, a New York banking corporation, as agent for the Banks thereunder (as heretofore amended and restated and as hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), is entitled to the benefits thereof, is secured as provided therein and is subject to optional and mandatory prepayment in whole or in part as provided therein. Terms used herein which are defined in the Credit Agreement shall have such defined meanings unless otherwise defined herein or unless the context otherwise requires.

          Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Swing Line Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

          Except as expressly provided in Section 10 of the Credit Agreement, the Company expressly waives diligence, presentment, protest, demand and other notices of any kind.

          This Swing Line Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                              [NAME OF BORROWER]


                              By:________________________
                                 Title:
                                                              Schedule A to
                                                            Swing Line Note


                SWING LINE LOANS AND PAYMENTS OF PRINCIPAL


          Amount of        Amount of         Unpaid
          Swing Line       Principal         Principal      Notation
Date      Loans            Repaid            Balance        Made by
____      __________       _________         _________      ________
____      __________       _________         _________      ________